                                                                      EXHIBIT 99

                 UNION PACIFIC ANNOUNCES SECOND QUARTER RESULTS

FOR IMMEDIATE RELEASE:

         Omaha, NE, July 19 - Union Pacific Corporation today reported net income for the second quarter of $243 million, or $.95 per diluted share. This compares to net income of $244 million, or $.96 per diluted share, in the second quarter of 2000.

         In commenting on the company's performance, Dick Davidson, chairman and chief executive officer, said, "The benefits of our diverse franchise were evident in the second quarter. Strength in Energy and Agricultural traffic, coupled with strong real estate sales, helped to offset the challenges of a soft economy and continued high fuel prices as well as floods in key areas of our service territory. Despite this difficult near-term environment, we remain committed to improving the quality of service to customers. The entire Union Pacific team continues to be focused on improving yields and driving productivity while positioning our company to leverage our strengths when the economy eventually improves."

         For the second quarter, Union Pacific Corporation, excluding Overnite, reported operating income of $478 million compared to $526 million for the same period in 2000. The Railroad's commodity revenue increased to $2.6 billion for the quarter as average revenue per car was up 2 percent. Energy continued to be strong, with revenue growth of 18 percent, while Agricultural revenues showed a 3 percent gain. The economically sensitive commodities all declined with Industrial



                                    -M O R E-

PRODUCTS DOWN 1 PERCENT, INTERMODAL AND AUTOMOTIVE EACH DOWN 2 PERCENT AND CHEMICALS DOWN 9 PERCENT. THE OPERATING RATIO WAS UP 1.9 PERCENTAGE POINTS TO
82.3 PERCENT FROM 80.4 PERCENT IN SECOND QUARTER 2000. KEY FACTORS BEHIND THE INCREASE WERE A 10 PERCENT SURGE IN FUEL PRICES OVER 2000 LEVELS AND ADDITIONAL COSTS DUE TO FLOODING IN BOTH HOUSTON AND THE UPPER MIDWEST.

         OVERNITE TRANSPORTATION REPORTED SECOND QUARTER OPERATING INCOME OF $16 MILLION COMPARED TO $17 MILLION IN THE SECOND QUARTER OF 2000. REVENUE INCREASED 2 PERCENT TO $290 MILLION FROM $283 MILLION, WHILE OVERNITE'S OPERATING RATIO INCREASED 0.5 PERCENTAGE POINTS TO 94.6 PERCENT.

         FOR THE FIRST HALF OF 2001, THE CORPORATION REPORTED OPERATING INCOME OF $933 MILLION AND NET INCOME OF $424 MILLION COMPARED TO OPERATING INCOME OF $994 MILLION AND NET INCOME OF $429 MILLION FOR THE SAME PERIOD IN 2000.

         UNION PACIFIC CORPORATION IS ONE OF AMERICA'S LEADING TRANSPORTATION COMPANIES. ITS PRINCIPAL OPERATING COMPANY, UNION PACIFIC RAILROAD, IS THE LARGEST RAILROAD IN NORTH AMERICA, COVERING 23 STATES ACROSS THE WESTERN TWO-THIRDS OF THE UNITED STATES. A STRONG FOCUS ON QUALITY AND A STRATEGICALLY ADVANTAGEOUS ROUTE STRUCTURE ENABLE THE COMPANY TO SERVE CUSTOMERS IN CRITICAL AND FAST GROWING MARKETS. IT IS A LEADING CARRIER OF LOW-SULFUR COAL USED IN ELECTRICAL POWER GENERATION AND HAS BROAD COVERAGE OF THE LARGE CHEMICAL-PRODUCING AREAS ALONG THE GULF COAST. WITH COMPETITIVE LONG-HAUL ROUTES BETWEEN ALL MAJOR WEST COAST PORTS AND EASTERN GATEWAYS, AND AS THE ONLY RAILROAD TO SERVE ALL SIX GATEWAYS TO MEXICO,



                                    -M O R E-

Union Pacific has the premier rail franchise in North America. The Corporation also owns Overnite Transportation, a nationwide less-than-truckload carrier, and Fenix, a group of affiliated technology companies.

         Supplemental financial information is attached.

         Additional information is available at our website: www.up.com. Our contact for investors is Beth Whited at 402 271-4227. Our media contact is John Bromley who can be reached at 402 271-3475.

                                   **********

         This press release and related materials may contain statements about the Corporation's future that are not statements of historical fact. These statements are "forward-looking statements" for purposes of applicable securities laws, and are based on current information and/or management's good faith belief as to future events. Forward-looking statements include, without limitation, projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management's plans, strategies and objectives for future operation, and management's expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic or market conditions or performance.

         Forward-looking statements are subject to risks and uncertainties. Actual performance or results could differ materially from that anticipated by the forward-looking statement. Important factors that could cause such differences include, but are not limited to, the Corporation's success in implementing its financial and operational initiatives; the impact of industry competition, conditions, performance and consolidation; legislative and/or regulatory developments, including initiatives to re-regulate the rail business; natural events such as severe weather, floods and earthquakes; adverse general economic conditions, both within the United States and globally; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation.

         Forward-looking statements speak only as of the date the statement was made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update any forward-looking statement, no inference should be drawn that the Corporation will make additional updates with respect to that statement or any other forward-looking statements.

                            UNION PACIFIC CORPORATION
                        STATEMENTS OF CONSOLIDATED INCOME
                       For the Three Months Ended June 30
                 (Dollars in Millions, Except Per Share Amounts)
                                   (Unaudited)


                                                                             2001                2000          Pct Chg
                                                                       ----------------    ----------------    -------
OPERATING REVENUES                                                     $          2,998    $          2,966   +        1
Operating Expenses                                                                2,504               2,424   +        3
                                                                       ----------------    ----------------

OPERATING INCOME                                                                    494                 542   -        9
Other Income - Net                                                                   75                  24            F
Interest Expense                                                                   (178)               (180)  -        1
                                                                       ----------------    ----------------

INCOME BEFORE INCOME TAXES                                                          391                 386   +        1
Income Tax Expense                                                                 (148)               (142)  +        4
                                                                       ----------------    ----------------

NET INCOME                                                             $            243    $            244            -
                                                                       ================    ================


BASIC EARNINGS PER SHARE                                               $           0.98    $           0.99   -        1

DILUTED EARNINGS PER SHARE                                             $           0.95    $           0.96   -        1


Average Basic Shares Outstanding (MM)                                             247.7               246.4

Average Diluted Shares Outstanding (MM)                                           271.9               269.4



July 19, 2001

                            UNION PACIFIC CORPORATION
                        STATEMENTS OF CONSOLIDATED INCOME
                        For the Six Months Ended June 30
                 (Dollars in Millions, Except Per Share Amounts)
                                   (Unaudited)


                                                                            2001                2000          Pct Chg
                                                                      ----------------    ----------------    -------
OPERATING REVENUES                                                    $          5,941    $          5,872   +        1
Operating Expenses                                                               5,008               4,878   +        3
                                                                      ----------------    ----------------

OPERATING INCOME                                                                   933                 994   -        6
Other Income - Net                                                                 105                  44            F
Interest Expense                                                                  (359)               (362)  -        1
                                                                      ----------------    ----------------

INCOME BEFORE INCOME TAXES                                                         679                 676            -
Income Tax Expense                                                                (255)               (247)  +        3
                                                                      ----------------    ----------------

NET INCOME                                                            $            424    $            429   -        1
                                                                      ================    ================


BASIC EARNINGS PER SHARE                                              $           1.71    $           1.74   -        2

DILUTED EARNINGS PER SHARE                                            $           1.67    $           1.70   -        2


Average Basic Shares Outstanding (MM)                                            247.3               246.4

Average Diluted Shares Outstanding (MM)                                          271.4               269.4



July 19, 2001

                             UNION PACIFIC RAILROAD
                                 REVENUE DETAIL
                              Periods Ended June 30
                                   (Unaudited)


           Second Quarter                                                                Year-to-Date
      2001             2000       Pct Chg                                           2001              2000       Pct Chg
----------------   -------------  -------                                      ---------------   --------------  -------
                                              COMMODITY REVENUE (000):
$        344,468   $     334,293  +     3     Agricultural                     $       714,256   $      683,787  +     4
         301,037         307,039  -     2     Automotive                               576,676          597,175  -     3
         387,553         424,175  -     9     Chemicals                                777,805          836,117  -     7
         576,877         489,959  +    18     Energy                                 1,170,218        1,019,054  +    15
         522,327         525,250  -     1     Industrial Products                      994,287        1,017,296  -     2
         462,269         470,842  -     2     Intermodal                               912,369          911,899        -

----------------  --------------                                               ---------------   --------------
$      2,594,531  $    2,551,558  +     2     Total                            $     5,145,611   $    5,065,328  +     2
================  ==============                                               ===============   ==============


                                              REVENUE CARLOADS:
         211,082         213,250  -     1     Agricultural                             430,237          434,238  -     1
         198,828         213,593  -     7     Automotive                               384,275          412,855  -     7
         221,647         243,611  -     9     Chemicals                                441,050          475,407  -     7
         516,479         439,233  +    18     Energy                                 1,053,025          919,046  +    15
         374,243         375,741        -     Industrial Products                      710,070          730,597  -     3
         688,784         727,441  -     5     Intermodal                             1,371,459        1,414,476  -     3

----------------  --------------                                               ---------------   --------------
       2,211,063       2,212,869        -     Total                                  4,390,116        4,386,619        -
================  ==============                                               ===============   ==============


                                              AVERAGE REVENUE PER CAR:
$         $1,632  $        1,568  +     4     Agricultural                     $         1,660   $        1,575  +     5
           1,514           1,437  +     5     Automotive                                 1,501            1,446  +     4
           1,749           1,741        -     Chemicals                                  1,764            1,759        -
           1,117           1,115        -     Energy                                     1,111            1,109        -
           1,396           1,398        -     Industrial Products                        1,400            1,392  +     1
             671             647  +     4     Intermodal                                   665              645  +     3
----------------  --------------                                               ----------------  --------------
$          1,173  $        1,153  +     2     Total                            $         1,172   $        1,155  +     1
================  ==============                                               ===============   ==============



July 19, 2001

                         RAIL AND OTHER OPERATIONS - a)
                              REVIEW OF OPERATIONS
                              Periods Ended June 30
               (Dollars in Millions, Except Operating Statistics)
                                   (Unaudited)


      Second Quarter                                                                         Year-to-Date
    2001          2000      Pct Chg                                                      2001           2000       Pct Chg
-----------    ----------   -------                                                   -----------    -----------   -------
$     2,708    $    2,683   +      1      OPERATING REVENUES                          $     5,371    $     5,320   +      1

                                          OPERATING EXPENSES
        888           875   +      1      Salaries and Benefits                             1,802          1,775   +      2
        307           286   +      7      Rent Expense                                        614            578   +      6
        281           271   +      4      Depreciation                                        561            541   +      4
        321           294   +      9      Fuel and Utilities                                  655            587   +     12
        133           142   -      6      Materials and Supplies                              259            287   -     10
        300           289   +      4      Other                                               572            575   -      1
-----------    ----------                                                             -----------    -----------
      2,230         2,157   +      3           Total                                        4,463          4,343   +      3
-----------    ----------                                                             -----------    -----------

$       478    $      526   -      9      OPERATING INCOME                            $       908    $       977   -      7
===========    ==========                                                             ===========    ===========


                                          OPERATING STATISTICS:
      2,211         2,213          -      Revenue Carloads (Thousands)                      4,390          4,387          -
    124,028       117,827   +      5      Revenue Ton-Miles (Millions)                    247,746        239,070   +      4
    235,473       227,322   +      4      Gross Ton-Miles (Millions)                      467,653        459,339   +      2
       2.09c.        2.17c. -      4      Rev/RTM (Commodity Revenue Based)                  2.08c.         2.12c. -      2
$     1,173    $    1,153   +      2      Average Commodity Revenue Per Car           $     1,172    $     1,155   +      1
     49,491        50,948   -      3      Average Employees                                49,126         50,857   -      3
         92c.          84c. +     10      Average Fuel Price Per Gallon                        92c.           82c. +     12
        318           319          -      Fuel Consumed in Gallons (MM)                       640            643          -
      1.350         1.402   -      4      Fuel Consumption Rate (Gal/000 GTM)               1.369          1.399   -      2
       82.3          80.4   +    1.9 pt.  Operating Ratio (%)                                83.1           81.6   +    1.5 pt.

a) Excludes Overnite's operations.



July 19, 2001

                         OVERNITE TRANSPORTATION COMPANY
                              REVIEW OF OPERATIONS
                              Periods Ended June 30
               (Dollars in Millions, Except Operating Statistics)
                                   (Unaudited)


      Second Quarter                                                                       Year-to-Date
    2001          2000      Pct Chg                                                     2001          2000     Pct Chg
------------   ----------   -------                                                 ----------    ----------   -------
$        290   $      283   +     2     OPERATING REVENUES                          $      570    $      552   +     3

                                        OPERATING EXPENSES
         175          165   +     6     Salaries and Benefits                              346           330   +     5
          24           24         -     Rent Expense                                        46            47   -     2
          12           12         -     Depreciation                                        24            24         -
          17           17         -     Fuel and Utilities                                  35            35         -
          12           12         -     Materials and Supplies                              25            24   +     4
          34           36   -     6     Other                                               69            75   -     8
------------   ----------                                                           ----------    ----------
         274          266   +     3          Total                                         545           535   +     2
------------   ----------                                                           ----------    ----------

$         16   $       17   -     6     OPERATING INCOME                            $       25    $       17   +    47
============   ==========                                                           ==========    ==========


                                        OPERATING STATISTICS:
       1,917        1,927   -     1     Millions of Pounds Hauled - LTL                  3,758         3,783   -     1
       2,036        2,062   -     1     Millions of Pounds Hauled - Combined             4,000         4,039   -     1
$      14.00   $    13.51   +     4     Revenue/CWT - LTL                           $    14.02    $    13.48   +     4
$      13.66   $    13.10   +     4     Revenue/CWT - Combined                      $    13.63    $    13.05   +     4
      11,548       11,182   +     3     Average Employees                               11,487        11,142   +     3
          88c.         83c. +     6     Average Fuel Price Per Gallon                       89c.          84c. +     6
      14,320       14,453   -     1     Fuel Consumed in Gallons (000s)                 29,174        28,946   +     1
        94.6         94.1   +   0.5 pt. Operating Ratio (%)                               95.8          96.9   -   1.1 pt.



July 19, 2001

                            UNION PACIFIC CORPORATION
                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION
                    As of June 30, 2001 and December 31, 2000
                              (Dollars in Millions)
                                   (Unaudited)

                                                         June 30,     December 31,
                                                           2001           2000
                                                       ------------   ------------
ASSETS:
      Cash and Temporary Investments                   $        130   $        105
      Other Current Assets                                    1,229          1,180
      Investments                                               767            740
      Properties - Net                                       28,425         28,196
      Other Assets                                              440            278
                                                       ------------   ------------
         Total                                         $     30,991   $     30,499
                                                       ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY:
      Current Portion of Long Term Debt                $        200   $        207
      Other Current Liabilities                               2,558          2,755
      Long Term Debt                                          8,299          8,144
      Deferred Income Taxes                                   7,377          7,143
      Other Long Term Liabilities                             2,024          2,088
      Convertible Preferred Shares                            1,500          1,500
      Common Shareholders' Equity                             9,033          8,662
                                                       ------------   ------------
         Total                                         $     30,991   $     30,499
                                                       ============   ============



July 19, 2001

                            UNION PACIFIC CORPORATION
                      STATEMENTS OF CONSOLIDATED CASH FLOWS
                        For the Six Months Ended June 30
                              (Dollars in Millions)
                                   (Unaudited)


                                                             2001          2000
                                                          ----------    ----------
OPERATING ACTIVITIES:
        Net Income                                        $      424    $      429
        Depreciation                                             585           565
        Deferred Income Taxes                                    203           200
        Other                                                   (369)         (160)
                                                          ----------    ----------
        Cash Provided by Operating Activities                    843         1,034
                                                          ----------    ----------

INVESTING ACTIVITIES:
        Capital Investments                                     (792)         (817)
        Other                                                   (111)         (155)
                                                          ----------    ----------
        Cash Used in Investing Activities                       (903)         (972)
                                                          ----------    ----------

FINANCING ACTIVITIES:
        Dividends Paid                                           (99)         (101)
        Debt Repaid                                             (439)         (539)
        Financings and Other - Net                               623           475
                                                          ----------    ----------
        Cash Provided by (Used in) Financing Activities           85          (165)
                                                          ----------    ----------

NET CHANGE IN CASH AND TEMPORARY INVESTMENTS              $       25    $     (103)
                                                          ==========    ==========



July 19, 2001